UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report	May 10, 2007
(Date of earliest event reported)

Protection One Alarm
Protection One, Inc.	Monitoring, Inc.
(Exact Name of Registrant	(Exact Name of Registrant
as Specified in Charter)	as Specified in Charter)

Delaware	Delaware
(State or Other Jurisdiction	(State or Other Jurisdiction
of Incorporation)	of Incorporation)

1-12181-01	1-12181
(Commission File Number)	(Commission File Number)

93-1063818	93-1065479
(I.R.S. Employer	(I.R.S. Employer
Identification No.)	Identification No.)

1035 N. 3rd St.	1035 N. 3rd St.
Suite 101	Suite 101
Lawrence, Kansas 66044	Lawrence, Kansas 66044
(Address of Principal Executive	(Address of Principal Executive
Offices, Including Zip Code)	Offices, Including Zip Code)

(785) 856-5500	(785) 856-5500
(Registrant’s Telephone Number,	(Registrant’s Telephone Number,
Including Area Code)	Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchage Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Second Supplemental Indenture

On May 10, 2007, Protection One Alarm Monitoring, Inc. (“POAMI”), Protection One, Inc. (the “Company”), the Company’s subsidiaries and The Bank of New York Trust Company, N.A., as trustee (as successor to The Bank of New York, “BONY”), entered into a second supplemental indenture (the “Second Supplemental Indenture”) to the indenture, dated as of December 21, 1998, by and among POAMI, the Company, the guarantors thereto and BONY (the “8 1/8 Indenture”) relating to the Company’s 8 1/8% senior subordinated notes due 2009. The purpose of the Second Supplemental Indenture was to add Integrated Alarm Services, Inc., Criticom International Corporation, Monital Signal Corporation, Integrated Alarm Services, Inc., American Home Security, Inc., National Alarm Computer Center Inc. and Everest Video Systems, L.L.C. as guarantors of the 8 1/8% senior subordinated notes due 2009 pursuant to the terms of the 8 1/8 Indenture. Approximately $110.3 million principal amount of the 8 1/8% senior subordinated notes is currently outstanding.

This description of the Supplemental Indenture is qualified by reference to the Second Supplemental Indenture, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On May 15, 2007, the Company issued a press release announcing its financial results for the quarterly period ended March 31, 2007. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

All of the foregoing information in this Item 2.02, including Exhibit 99.1 hereto, is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 2.03 Creation of a Direct Financial Obligation.

The description of the Second Supplemental Indenture, which is included in Item 1.01 above, is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 4.1

Second Supplemental Indenture, dated as of May 10, 2007, by and among Protection One Alarm Monitoring, Inc., Protection One, Inc., the guarantors thereto and The Bank of New York Trust Company, N.A., as trustee.

Exhibit 99.1	Press release, dated May 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTION ONE, INC.

Date: May 15, 2007	By:	/s/ Darius G. Nevin
Name: Darius G. Nevin
Title: Executive Vice President and
Chief Financial Officer

PROTECTION ONE ALARM
MONITORING, INC.

Date: May 15, 2007	By:	/s/ Darius G. Nevin
Name: Darius G. Nevin
Title: Executive Vice President and
Chief Financial Officer